               SECOND AMENDMENT TO AMENDED AND RESTATED
                      REVOLVING CREDIT AGREEMENT

               THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT ("Amendment") is made as of July 11, 1997, among Foodmaker, Inc., a Delaware corporation (the "Company"), each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks"), Credit Lyonnais New York Branch, as Agent, Collateral Agent and Swing Line Bank, and Union Bank, as Issuing Bank.

                         W I T N E S S E T H


               WHEREAS, the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank entered into the Amended and Restated Revolving Credit Agreement, dated as of March 15, 1996, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 26, 1996 (the "Credit Agreement"); and

               WHEREAS, the signatories hereto desire to amend the Credit Agreement as set forth herein;

               NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

               1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit
     Agreement shall have the meanings given to such terms in the Credit Agreement.

               2.   Clause (xi) of the definition of  Permitted
     Encumbrances in Section 1.01(c) is amended to read in its entirety as follows:

               (xi) any mortgage, encumbrance or other Lien upon, or security interest in, any property hereafter acquired by the Company or its Subsidiaries, created contemporaneously with such acquisition to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any Lien upon, or security interest in, any such property hereafter acquired existing at the time of such acquisition, or the acquisition of any such property subject to any Lien without the assumption thereof (or any Permitted Refinancing thereof); provided, that (A) the Indebtedness secured by any such Lien shall not exceed $5,000,000 except that the limitation in this clause (A) shall not apply to Indebtedness secured by the estates for years to be purchased by Subsidiaries created for such purpose from CRC-I Limited Partnership and CRC-II Limited Partnership and (B) each such Lien shall attach only to the property so acquired and fixed improvements thereon.

               3.   The definition of "Subsidiary" in Section
     1.01(c) is amended to read in its entirety as follows:

               "Subsidiary" shall mean (i) any corporation the majority of the voting shares of which at the time are owned directly or indirectly by the Company and/or by one or more Subsidiaries of the Company, and (ii) any limited or general partnership in which the Company or any Subsidiary has at least a majority ownership interest and has the power to direct the policies, management and affairs thereof.

               4. The first sentence of Section 2.07(a) of the Credit Agreement is hereby amended to read as follows:

               (a) If (i) the Company or any Subsidiary shall sell, lease, assign, transfer or otherwise dispose of any of its assets, other than pursuant to an Excluded Asset Sale,
     (ii) any of Company's or Subsidiary's capital assets shall be subject to loss, casualty, fire damage, theft or other destruction or condemnation or (iii) the Company or a Subsidiary issues, assumes or incurs Specified Additional Indebtedness, other than the assumption of or guarantee of Indebtedness by the Subsidiaries created as permitted by
     Section 8.02(h) in connection with the purchases by such Subsidiaries of certain estates for years from CRC-I Limited Partnership and CRC-II Limited Partnership, the Commitment of each Bank shall be reduced as provided below by an amount equal to such Bank's Pro Rata Share of the Net Cash Proceeds from any such sale, lease, assignment, transfer, disposi-tion, loss, casualty, fire damage, theft, destruction, condemnation, issuance, assumption or incurrence.

               5. Section 6.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

               (b) Good Standing and Power. The Company and each of its Subsidiaries are corporations or partnerships, as the case may be, each duly organized and validly
                                -2-
     existing, under the laws of the jurisdiction of its formation, and each has the power to own its property and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where any such failure could not individually or together with all other such failures to be so qualified reasonably be expected to have a Material Adverse Effect.

               6. Section 8.02(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

               (a) Transactions with Affiliates. Enter into, or permit any of its Subsidiaries to enter into any transaction or series of related transactions with any Affiliate, other than transactions in the ordinary course of business which are on terms and conditions substantially as favorable to the Company or such Subsidiary as would be obtainable by the Company or such Subsidiary in an arms-length transaction with a Person other than an Affiliate except (i) payments for management advisory work not in excess of $375,000,
     (ii) the sale of any of the Common Stock of the Company to any officers or employees of the Company or any of its Subsidiaries or the issuance of options to purchase Common Stock of the Company and (iii) the lease by the Company from the Subsidiaries created as permitted by Section 8.02(h) of real property in which any such Subsidiary owns an estate for years.

               7. Section 8.02(b) of the Credit Agreement is amended to read in its entirety as follows:

               (b)  Indebtedness.  Create, incur, assume or
     suffer to exist any Indebtedness, or permit any Subsidiary so to do, except (i) Indebtedness set forth under clauses (i) through (viii) of Specified Additional Indebtedness, (ii) Indebtedness of the Company and any Subsidiary secured by mortgages, encumbrances or liens specifically permitted by Section 8.02(c),including, but not limited to, Indebtedness secured by a Lien on the estates for years purchased from CRC-I Limited Partnership and CRC-II Limited Partnership existing at the time of such purchase, (iii) contingent liabilities permitted by
     Section 8.02(f), (iv) Indebtedness existing as of the date hereof and specified on Schedule 8.02(b) hereto and (v) the guarantees by the Subsidiaries created as permitted by
                                -3-

     Section 8.02(h) of the 9.75% Senior Secured Notes due
     November 1, 2003 of FM 1993A Corp.

               8. Section 8.02(d) of the Credit Agreement is amended to read in its entirety as follows:

               (d)  Merger, Acquisition or Sales of Assets.
     Enter into any merger or consolidation or acquire assets of any Person, other than Permitted Restaurant Repurchases, Permitted Sale Leaseback Repurchases, purchases by Subsidiaries created for such purpose of certain estates for years from CRC-I Limited Partnership and CRC-II Limited Partnership or assets acquired in the ordinary course of the Company's business, or sell, lease, or otherwise dispose of any of its assets, except pursuant to an Excluded Asset Sale, or permit any Subsidiary so to do, except that a Wholly Owned Subsidiary may be merged or consolidated with one or more other Wholly Owned Subsidiaries or into the Company.

               9.   Clause (i) of Section 8.02(f) of the Credit
     Agreement is amended to read in its entirety as follows:

               (i) in connection with a merger or the purchase of certain estates for years from CRC-I Limited Partnership or CRC-II Limited Partnership, each as permitted by
     Section 8.02(d).

               10. (a) The first sentence of Section 8.02(g) of the Credit Agreement is amended to read in its entirety as follows:

               (g) Loans and Investments. Purchase or acquire the obligations or stock of, or any other interest in, or make loans, advances or capital contributions to, or form any joint ventures or partnerships with, any Person, or permit any Subsidiary so to do, except (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, with a maturity not exceeding one year,
     (ii) certificates of deposit, time deposits, banker s acceptances or other instruments of a bank having a combined capital and surplus of not less than $500,000,000 with a maturity not exceeding one year, (iii) commercial paper rated at least A-1 or P-1 maturing within one year after the date of acquisition thereof or rated at least A-2 or P-2 maturing within ninety days after the date of acquisition thereof, (iv) money market accounts maintained at a bank
                            -4-
     having combined capital and surplus of not less than $500,000,000 or at another financial institution satisfactory to the Agent, and (v) money market funds organized under the laws of the United States or any State thereof that invest solely in (a) any of the types of investments permitted under Subsections 8.02(g)(i) and (ii),
     (b) commercial paper rated at least A-1 or P-1 maturing within one year after the date of acquisition thereof, or
     (c) any combination of the types of investments set forth in items (a) and (b) of this Subsection 8.02(g)(v).

               (b) Section 8.02(g) of the Credit Agreement is further amended by adding a new clause (G) immediately following clause (F), which shall read in its entirety as follows:

               (G) Acquire the stock or other interests in the Subsidiaries created as permitted by Section 8.02(h).

               11. Section 8.02(h) of the Credit Agreement is amended to read in its entirety as follows:

               (h)  Corporate Organization.  (i) Create any
     Subsidiaries not in existence as of the date hereof, except that the Company may create Subsidiaries in connection with, and for the purpose of, effectuating the purchase of certain estates for years currently owned by CRC-I Limited Partnership and CRC-II Limited Partnership, provided that the Company pledges the stock or general partnership interest, as the case may be, of such Subsidiaries as Collateral pursuant to the Security Agreement; (ii) amend its certificate of incorporation in any material respect without the written consent of the Agent; or (iii) change its corporate structure.

               12. Section 8.02(l) of the Credit Agreement is amended to read in its entirety as follows:

               (l) Prepayment of Debt. Prepay, redeem, defease (whether actually or in substance) or purchase in any manner (or deposit or set aside funds or securities for the purpose of the foregoing)(i) in excess of $50,000,000 in principal amount of the Company s 9.25% outstanding Senior Notes due 1999, or (ii) any of the Company s 9.75% Senior Subordinated Notes due 2002.

               13. Schedule 6.01 to the Credit Agreement is hereby replaced with Schedule 6.01 to this Amendment.
                            -5-

               14.  The Company agrees to pay on demand all
     reasonable costs and expenses of the Agent (including all reasonable fees and expenses of counsel to the Agent) in connection with the preparation and execution of this Amendment.

               15. This Amendment has been duly executed and delivered by the Company and the Credit Agreement, as amended hereby, constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. As of the date hereof, the Company is in compliance in all respects with all covenants set forth in the Agreement on its part to be observed or performed and no Default or Event of Default under the Agreement has occurred and is continuing.

               16.  THIS AMENDMENT SHALL BE GOVERNED BY AND
     CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE
     OF NEW YORK, UNITED STATES OF AMERICA.

               17. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. This Amendment shall become effective as of the date hereof upon the delivery to the Agent of executed counterparts from the Company and all Banks.

               18. The Credit Agreement, as amended hereby, shall be binding upon the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank and their respective successors and assigns.

               19.  Except as expressly provided in this
     Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit
     Agreement shall remain in full force and effect.
                            -6-

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                         FOODMAKER, INC.



                         By:/s/ Harold L. Sachs
                            Name:   Harold L. Sachs
                            Title:  Treasurer




                         CREDIT LYONNAIS, NEW YORK BRANCH,
                           as Agent for the Banks



                         By:/s/ Attila Koc
                            Name: Attila Koc
                            Title: First Vice President




                         Address for Notices:

                         Credit Lyonnais Los Angeles Branch
                         515 South Flower Street
                         Los Angeles, California 90071
                         Attn:  David Miller
                         Fax:   (213) 362-5949

                         Sullivan & Cromwell
                         444 South Flower Street
                         Suite 1200
                         Los Angeles, California 90071
                         Attn:  Alison S. Ressler
                         Fax:   (213) 683-0457
                            -7-

                                   CREDIT LYONNAIS NEW YORK BRANCH
                                   Signing as a Bank, Swing Line
                                   Bank and Collateral Agent


                                   By:/s/ Attila Koc
                                      Name: Attila Koc
                                      Title: First Vice President


                                   Address for Notices:

                                   Credit Lyonnais Los Angeles Branch
                                   515 South Flower Street
                                   Los Angeles, California 90071
                                   Attn:  David Miller
                                   Fax:   (213) 362-5949

                                   Sullivan & Cromwell
                                   444 South Flower Street
                                   Suite 1200
                                   Los Angeles, California 90071
                                   Attn:  Alison S. Ressler
                                   Fax:   (213) 683-0457
                            -8-

                                   NATIONSBANK OF TEXAS, N.A.
                                   as a Bank


                                   By: /s/ Brad DeSpain
                                      Name:   Brad DeSpain
                                      Title:  Senior Vice
                                              President



                                   Address for Notices:

                                   NationsBank of Texas, N.A.
                                   901 Main Street, 14th Floor
                                   Dallas, Texas  95202

                                   Attn:  Kay Hibbs
                                   Fax:   (214) 508-0944



                                   Eurodollar Lending Office:

                                   NationsBank of Texas, N.A.
                                   901 Main Street, 14th Floor
                                   Dallas, Texas  95202

                                   Attn:  Kay Hibbs
                                   Fax:   (214) 508-0944


                            -9-

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                                   U.S. NATIONAL BANK OF OREGON
                                   as a Bank


                                   By:/s/ Janet E. Jordan
                                      Name:   Janet E. Jordan
                                      Title:  Vice President



                                   Address for Notices:

                                   111 S.W. Fifth Avenue, T-29
                                   Portland, Oregon  97204

                                   Attn:  Janet E. Jordan
                                   Fax:   (503) 275-5428



                                   Eurodollar Lending Office:

                                   111 S.W. Fifth Avenue, T-29
                                   Portland, Oregon  97204

                                   Attn:  Janet E. Jordan
                                   Fax:   (503) 275-5428
                            -10-

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                              UNION BANK OF CALIFORNIA, N.A. as a
                              Bank and as the Issuing Bank



                              By: /s/ Ali Pasha Moghaddam
                                  Name:  Ali Pasha Moghaddam
                                  Title: Vice President



                              Address for Notices:

                              445 South Figueroa Street
                              16th Floor
                              Los Angeles, California  90071

                              Attn:  Jason Kim
                              Fax:   (213) 236-7636



                              Eurodollar Lending Office:

                              445 South Figueroa Street
                              16th Floor
                              Los Angeles, California  90071

                              Attn:  Jason Kim
                              Fax:   (213) 236-7636

                            -12-